Second Quarter 2026 Earnings Conference Call FTI Consulting, Inc. July 30, 2026 Exhibit 99.3

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, including among other things, statements about future events, anticipated growth, industry prospects, business trends, our future results of operations and financial position, business strategy and plans, future revenues or performance, financing needs, and objectives of management for future operations, are forward-looking statements. Forward-looking statements often contain words such as “may,” “might,” “will,” “should,” “could,” “would,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “commits,” “aspires,” “forecasts,” “future,” “goal,” “seeks” and variations of such words or similar expressions. There are a number of risks, uncertainties and other factors that could cause our actual results or outcomes, and the timing of our results or outcomes, to differ materially from the forward-looking statements expressed or implied by this presentation. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, we can provide no assurance that these expectations and assumptions will prove to be correct. Forward-looking statements relate to future events, results and outcomes and are inherently uncertain. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements. Important factors that could cause our actual results or outcomes, and the timing of our results and outcomes, to differ materially from the forward-looking statements we make in this presentation include those set forth under the heading “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026 as well as in other information that we file with the SEC from time to time. All forward-looking statements are presented as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statement for any reason. 2

Second Quarter 2026: Financial Review 3 (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.   Consolidated Results Q2 2026 Q1 2026 % Variance Q2 2025 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2026 vs. Q2 2025 Revenues $ 993,464 $ 983,345 1.0% $ 943,662 5.3% 4.5% Net income $ 57,810 $ 57,631 0.3% $ 71,698 -19.4 % Earnings per Diluted Share $ 1.99 $ 1.90 4.7% $ 2.13 -6.6 % Adjusted Earnings per Diluted Share (1) $ 2.16 $ 1.90 13.7% $ 2.13 1.4 % Adjusted EBITDA (1) $ 104,462 $ 96,818 7.9% $ 111,640 -6.4 % Adjusted EBITDA Margin (1) 10.5% 9.8% — 11.8% — All numbers in $000s, except for per share data and percentages Consolidated Results

Second Quarter 2026: Financial Review

Segment Results

All numbers in $000s, except for per share data and percentages

Segment Results		Q2 2026		Q1 2026	% Variance		Q2 2025	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2026 vs. Q2 2025
Corporate Finance									
Revenues	$	411,399	$	409,502	*0.5%*	$	379,239	*8.5%*	*7.6%*
Segment Operating Income	$	82,475	$	85,230	*-3.2%*	$	78,128	*5.6%*	
Adjusted Segment EBITDA [(1)]	$	85,963	$	88,650	*-3.0%*	$	81,652	*5.3%*	
Adjusted Segment EBITDA Margin [(1)]		*20.9%*		*21.6%*	—		*21.5%*	—	
Forensic and Litigation Consulting									
Revenues	$	194,254	$	192,878	*0.7%*	$	186,517	*4.1%*	*3.5%*
Segment Operating Income	$	29,215	$	23,085	*26.6%*	$	29,071	*0.5%*	
Adjusted Segment EBITDA [(1)]	$	31,354	$	25,264	*24.1%*	$	31,188	*0.5%*	
Adjusted Segment EBITDA Margin [(1)]		*16.1%*		*13.1%*	—		*16.7%*	—	
Economic Consulting									
Revenues	$	188,812	$	175,648	*7.5%*	$	191,657	*-1.5%*	*-2.1%*
Segment Operating Income (Loss)	$	7,444	$	(7,331)	*201.5%*	$	12,807	*-41.9%*	
Adjusted Segment EBITDA [(1)]	$	8,804	$	(5,882)	*249.7%*	$	14,183	*-37.9%*	
Adjusted Segment EBITDA Margin [(1)]		*4.7%*		*-3.3%*	—		*7.4%*	—	
Technology									
Revenues	$	99,017	$	102,323	*-3.2%*	$	83,599	*18.4%*	*17.9%*
Segment Operating Income	$	4,813	$	7,703	*-37.5%*	$	1,560	*208.5%*	
Adjusted Segment EBITDA [(1)]	$	9,050	$	11,833	*-23.5%*	$	5,284	*71.3%*	
Adjusted Segment EBITDA Margin [(1)]		*9.1%*		*11.6%*	—		*6.3%*	—	
Strategic Communications									
Revenues	$	99,982	$	102,994	*-2.9%*	$	102,650	*-2.6%*	*-3.6%*
Segment Operating Income	$	17,390	$	20,838	*-16.5%*	$	17,474	*-0.5%*	
Adjusted Segment EBITDA [(1)]	$	18,497	$	21,890	*-15.5%*	$	18,481	*0.1%*	
Adjusted Segment EBITDA Margin [(1)]		*18.5%*		*21.3%*	—		*18.0%*	—	

(1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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Cash Position and Capital Allocation Snapshot As of June 30, 2026, March 31, 2026 and June 30, 2025 5 (1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2) On March 17, 2026, we entered into an incremental amendment to our Second Amended and Restated Credit Agreement which provides for a term loan in the aggregate amount of $300.0 million (the “Incremental Term Loan”). Total debt excludes the impact of unamortized deferred issuance costs related to the Incremental Term Loan. (3) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of June 30, 2026 As of March 31, 2026 As of June 30, 2025 Cash and cash equivalents $ 163,747 $ 198,276 $ 152,831 Accounts receivable, net $ 1,158,395 $ 1,148,084 $ 1,126,919 Days Sales Outstanding ("DSO") (1) 99 98 100 Net cash provided by (used in) operating activities $ 152,294 $ (310,023) $ 55,693 Purchases of property and equipment $ (11,267) $ (10,618) $ (17,425) Purchase and retirement of common stock, including excise tax $ (393,210) $ (126,827) $ (354,037) Total Debt (2) $ 1,020,000 $ 755,000 $ 470,000 Free Cash Flow (3) $ 141,027 $ (320,641) $ 38,268

Three Months Ended June 30, 2026, March 31, 2026 and June 30, 2025 Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share 7 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of “Extraordinary Litigation-Related Expenses.” (2) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended June 30, 2026 Three Months Ended March 31, 2026 Three Months Ended June 30, 2025 Net income $ 57,810 $ 57,631 $ 71,698 Extraordinary Litigation-Related Expenses (1) 6,623 — — Tax impact of Extraordinary Litigation-Related Expenses (1) (1,694) — — Adjusted Net Income (2) $ 62,739 $ 57,631 $ 71,698       Earnings per Diluted Share $ 1.99 $ 1.90 $ 2.13 Extraordinary Litigation-Related Expenses (1) 0.23 — — Tax impact of Extraordinary Litigation-Related Expenses (1) (0.06) — — Adjusted Earnings per Diluted Share (2) $ 2.16 $ 1.90 $ 2.13 Weighted average number of common shares outstanding — diluted 29,038 30,329 33,591

Reconciliations of Net Income and Operating Income (Loss) to Adjusted Segment EBITDA and Adjusted EBITDA

Three Months Ended June 30, 2026 and March 31, 2026

All numbers in $000s

Three Months Ended June 30, 2026

	Corporate Finance	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 57,810**
Interest income and other							401
Interest expense							11,630
Income tax provision							15,180
Operating income	**$ 82,475**	**$ 29,215**	**$ 7,444**	**$ 4,813**	**$ 17,390**	**$ (56,316)**	**$ 85,021**
Depreciation of property and equipment	3,208	1,949	1,360	4,237	1,038	487	12,279
Amortization of intangible assets	280	190	—	—	69	—	539
Extraordinary Litigation-Related Expenses [(1)]	—	—	—	—	—	6,623	6,623
Adjusted EBITDA [(2)]	**$ 85,963**	**$ 31,354**	**$ 8,804**	**$ 9,050**	**$ 18,497**	**$ (49,206)**	**$ 104,462**

Three Months Ended March 31, 2026

	Corporate Finance	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 57,631**
Interest income and other							(1,074)
Interest expense							6,445
Income tax provision							20,915
Operating income (loss)	**$ 85,230**	**$ 23,085**	**$ (7,331)**	**$ 7,703**	**$ 20,838**	**$ (45,608)**	**$ 83,917**
Depreciation of property and equipment	3,105	1,950	1,449	4,130	984	671	12,289
Amortization of intangible assets	315	229	—	—	68	—	612
Adjusted EBITDA [(2)]	**$ 88,650**	**$ 25,264**	**$ (5,882)**	**$ 11,833**	**$ 21,890**	**$ (44,937)**	**$ 96,818**

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(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of "Extraordinary Litigation-Related Expenses."

(2) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

Three Months Ended June 30, 2025 Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA 9 All numbers in $000s Three Months Ended June 30, 2025   Corporate Finance Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 71,698 Interest income and other 2,068 Interest expense 5,257 Income tax provision 20,241 Operating income $ 78,128 $ 29,071 $ 12,807 $ 1,560 $ 17,474 $ (39,776) $ 99,264 Depreciation of property and equipment 2,768 1,889 1,376 3,724 938 628 11,323 Amortization of intangible assets 756 228 — — 69 — 1,053 Adjusted EBITDA (1) $ 81,652 $ 31,188 $ 14,183 $ 5,284 $ 18,481 $ (39,148) $ 111,640 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

Three Months Ended June 30, 2026, March 31, 2026 and June 30, 2025 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow 10 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended June 30, 2026 Three Months Ended March 31, 2026 Three Months Ended June 30, 2025 Net cash provided by (used in) operating activities $ 152,294 $ (310,023) $ 55,693 Purchases of property and equipment (11,267) (10,618) (17,425) Free Cash Flow (1) $ 141,027 $ (320,641) $ 38,268

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted Segment EBITDA Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definition of Segment Operating Income (Loss), which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of consolidated operating income. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. We define Adjusted Segment EBITDA as Segment Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business, losses on early extinguishment of debt and Extraordinary Litigation-Related Expenses (as defined below). We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. Many of our competitors use alternative measures of operating performance. Non-GAAP financial measures are used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that our non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business, losses on early extinguishment of debt and Extraordinary Litigation-Related Expenses (as defined below). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment. “Extraordinary Litigation-Related Expenses” represent expenses related to the Company’s litigation in the case captioned FTI Consulting, Inc. et al., v. Jonathan M. Orszag et al., 8:23-cv-03200-BAH-AAQ (D.Md.) (together with ancillary proceedings, “FTI vs. Orszag, et al”). In May 2026, the United States District Court for the District of Maryland (the “Court”) allowed the Company to file a third amended complaint to an existing proceeding against Jonathan Orszag, adding Econic Partners LLC, a competitor of the Company, and Dr. Mark Israel, a former Company employee, as defendants. The third amended complaint also added additional claims, including for theft of Company trade secrets and conspiracy to unlawfully compete. This litigation was originally filed in November 2023 against Mr. Orszag, a former Company employee, to enforce the terms of his employment agreement. As a result of the Court’s allowance of the third amended complaint, in the Company’s judgment, beginning in the second quarter of 2026, FTI vs Orszag, et al became non-recurring and outside of the ordinary course of business based on the following considerations: (i) the magnitude of the proceedings, (ii) the complexity of the proceedings, (iii) the counterparties involved and (iv) the Company’s overall litigation strategy. No non-GAAP financial measures for prior periods presented have been adjusted for litigation expenses related to FTI vs. Orszag, et al because the proceedings did not become extraordinary until the second quarter of 2026. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows. 11

Second Quarter 2026: Select Geographic Review 13 Consolidated Revenues by Region Region Q2 2026 Q1 2026 % Variance Q2 2025 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2026 vs. Q2 2025 North America $ 636,243 $ 635,644 0.1% $ 613,422 3.7% 3.5% EMEA $ 290,568 $ 286,023 1.6% $ 269,593 7.8% 6.5% Asia Pacific $ 55,416 $ 50,174 10.4% $ 51,631 7.3% 4.9% Latin America $ 11,237 $ 11,504 -2.3% $ 9,016 24.6% 15.2% Percentage of Consolidated Revenues by Region Region Q2 2026 Q1 2026 Q2 2025 North America 64.1% 64.6% 65.0% EMEA 29.2% 29.1% 28.5% Asia Pacific 5.6% 5.1% 5.5% Latin America 1.1% 1.2% 1.0% All numbers in $000s, except for percentages

Second Quarter 2026 14 Select Awards & Accolades

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